Exhibit 99.13
                                -------------

                Computational Materials and/or ABS Term Sheets

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Silent Seconds
Aggregate

                                       UPB                   %
Silent Seconds (Only)                     $92,314,832.00      16.78%
Total (Entire Pool)                      $549,997,300.00

Resulting OCLTV
                                       OCLTV
Silent Seconds (Only)                             99.10%
Total (Entire Pool)                               74.19%